SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 1, 1999

                       MOTORCAR PARTS & ACCESSORIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


          New York                                      0-23538
(State or Other Jurisdiction of                 (Commission File Number)
        Incorporation)

                                   11-2153962
                      (I.R.S. Employer Identification No.)

              2727 Maricopa Street
              Torrance, California                           90503
--------------------------------------------            --------------
  (Address of Principal Executive Offices)                 (Zip Code)


(Registrant's telephone number, including area code):   (310) 212-7910



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

 Item 5.      Other Events.
              ------------

              On August 1, 1999, the registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


Exhibit Number                    Description
--------------                    -----------

   99.1           Press release dated August 1, 1999 issued by the registrant.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 1, 1999                  MOTORCAR PARTS & ACCESSORIES, INC.


                                         By:   /s/ David Chaimowitz
                                               ---------------------------------
                                                   David Chaimowitz
                                                Chief Financial Officer


                                       -2-